UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

DATE OF REPORT (Date of earliest event reported)         November 10,1999

TELLABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

4951 Indiana Avenue, Lisle, Illinois	60532
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 378-8800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

Restated Financial Statements

On August 30, 1999, the Company merged with NetCore Systems, Inc. ("NetCore"), a developer of carrier-class IP routing and ATM switching solutions, in a transaction accounted for as a pooling of interests. On August 3, 1998, the Company merged with Coherent Communications Systems Corporation ("Coherent"), a developer, manufacturer and marketer of voice-quality enhancement products for wireless, satellite-based, cable communication, and wireline telecommunications systems throughout the world.

The Company has restated selected sections of its 1998 Annual Report included in its Form 10-K for the fiscal year ended January 1, 1999 to include the combined operating results, financial position and cash flows of NetCore and Coherent, as though they had always been a part of the Company, as is contained herein as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits
     Exhibit 23.1 - Consent of Ernst & Young, LLP
     Exhibit 23.2 - Consent of PricewaterhouseCoopers
     Exhibit 23.3 - Consent of KPMG LLP
     Exhibit 23.4 - Consent of Grant Thornton, LLP
     Exhibit 27.1 - Restated Financial Data Schedule 1/1/99
     Exhibit 27.2 - Restated Financial Data Schedule 1/2/98
     Exhibit 27.3 - Restated Financial Data Schedule 12/27/96
     Exhibit 99.1 - Restated Selected Sections of 1998 Annual Report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       TELLABS, INC.
                     (Registrant)

                             /s Robert E. Swininoga
                           Robert E. Swininoga
                        Vice President and
                                      Principal Accounting Officer

November 10, 1999
(Date)

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young, LLP
23.2	Consent of PricewaterhouseCoopers
23.3	Consent of KPMG LLP
23.4	Consent of Grant Thornton, LLP
27.1	Restated Financial Data Schedule - 1/1/99
27.2	Restated Financial Data Schedule - 1/2/98
27.3	Restated Financial Data Schedule - 12/27/96
99.1	Restated Selected Sections of 1998 Annual Report